                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 10, 2000
                                                --------------------------------


                               Multex.com, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



     Delaware                       0-24559                  22-3253344
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)


100 William Street, 7th Floor, New York, New York                 10038
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (212) 607-2500
                                                  ------------------------------

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on May 24, 2000 to incorporate Item 7(a), Financial Statements of Business Acquired and Item 7(b), Pro Forma Information.

Item 2.    ACQUISITION OF ASSETS
           ---------------------

           On May 10, 2000, Multex.com, Inc. (the "Registrant") acquired BuzzCompany.com Inc., a Delaware corporation ("Buzz"), pursuant to an Agreement and Plan of Merger dated May 10, 2000. In the merger, the Registrant issued approximately 1,058,000 shares of its common stock, assumed certain outstanding options of Buzz and paid approximately $500,000 in cash. The transaction was accomplished by merging a wholly owned subsidiary of the Registrant into Buzz. Buzz survived the merger and became a wholly owned subsidiary of the Registrant. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1 and incorporated herein by reference. The merger consideration was determined in arm's-length negotiations between the Registrant and Buzz. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          A copy of the press release issued by the Registrant on May 10, 2000 concerning the foregoing transaction is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           -----------------------------------------
           INFORMATION AND EXHIBITS
           ------------------------

     (a)   Financial Statements of Business Acquired.
           -----------------------------------------

           The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

           Balance sheet of BuzzCompany.com Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1999.

     (b) Pro Forma Financial Information.
         -------------------------------

          The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

          Unaudited pro forma condensed consolidated statement of operations for the three-month period ended March 31, 2000 and the year ended December 31, 1999 and unaudited pro forma condensed consolidated balance sheet as of March 31, 2000.

     (c)  Exhibits.  The following documents are filed as exhibits to this
          --------
report:

          2.1 * Agreement and Plan of Merger dated as of May 10, 2000 by and among Multex.com, Inc., Multex B Acquisition Corp., BuzzCompany.com Inc. and the shareholders of BuzzCompany.com Inc.

          23.1    Consent of Independent Accountants.

          99.1 * Press Release of Registrant, dated May 10, 2000, announcing the execution of the Agreement and Plan of Merger.

          99.2 Balance sheet of BuzzCompany.com Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1999.

          99.3 Unaudited pro forma condensed consolidated statement of operations for the three-month period ended March 31, 2000 and the year ended December 31, 1999 and unaudited pro forma condensed consolidated balance sheet as of March 31, 2000.


          ______________________

          *  Previously filed.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTEX.COM, INC.

                                    /s/ Isaak Karaev
                                    ----------------------------
Date: July 24, 2000                 Isaak Karaev
                                    Chairman and Chief Executive Officer

                                 Exhibit Index
                                 -------------


   Exhibit
   -------

    2.1  *     Agreement and Plan of Merger dated as of May 10, 2000 by and among Multex.com, Inc., Multex B Acquisition Corp.,
               BuzzCompany.com Inc. and the shareholders of BuzzCompany.com
               Inc.

    23.1       Consent of Independent Accountants.

    99.1 * Press Release of Registrant, dated May 10, 2000, announcing the execution of the Agreement and Plan of Merger.

    99.2 Balance sheet of BuzzCompany.com Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1999.

    99.3 Unaudited pro forma condensed consolidated statement of operations for the three-month period ended March 31, 2000 and the year ended December 31, 1999 and unaudited pro forma condensed consolidated balance sheet as of March 31, 2000.

    ______________________

    *   Previously filed.